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                                                                     EXHIBIT 3.3

DJO
dj Orthopedics, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR
CERTAIN DEFINITIONS
CUSIP

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF dj Orthopedics, Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of its duly authorized officers.
Dated:

CHIEF FINANCIAL OFFICER & SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT
AND REGISTRAR

BY
AUTHORIZED SIGNATURE


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A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM     N     as tenants in common
        TEN ENT     N     as tenants by the entireties
        JT TEN      N     as joint tenants with right of
                    survivorship and not as tenants
                    in common


              UNIF GIFT MIN ACT N ................Custodian............
                              (Cust)               (Minor)
                          under Uniform Gifts to Minors
                          Act................................
                                         (State)
              UNIF TRF MIN ACT N .............Custodian (until age ..)
                           (Cust)
                          ............................under Uniform Transfers
                              (Minor)
                          to Minors Act......................
                                              (State)

Additional abbreviations may also be used though not in the above list.

    For Value Received,                 hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE









(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:

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THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURES) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.